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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8, File No. 333-34301.


                                        ARTHUR ANDERSEN LLP

                                        /s/ Arthur Andersen LLP




Atlanta, Georgia
March 27, 2000